SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 22, 2004

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer ID. Number
1-14514	Consolidated Edison, Inc.	New York	13-3965100
4 Irving Place, New York, New York 10003
(212) 460-4600

1-1217	Consolidated Edison Company of New York, Inc.	New York	13-5009340
4 Irving Place, New York, New York 10003
(212) 460-4600

1-4315	Orange and Rockland Utilities, Inc.	New York	13-1727729
One Blue Hill Plaza, Pearl River New York 10965
(845) 352-6000

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99	Press release, dated July 22, 2004, furnished pursuant to Item 12 of Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, Con Edison issued a press release reporting, among other things, results of operations for second quarter of 2004. Con Edison’s consolidated balance sheets at June 30, 2004 and December 31, 2003 and consolidated income statements for the three and six months ended June 30, 2004 and 2003 were attached to the press release. The press release (including its attachments), which is “furnished” as an exhibit to this report pursuant to Item 12 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Edward J. Rasmussen
Edward J. Rasmussen
Vice President and Controller

ORANGE AND ROCKLAND UTILITIES, INC.

By	/s/ Robert N. Hoglund
Robert N. Hoglund
Chief Financial Officer and Controller

DATE: July 22, 2004